SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   October 31, 2006

Credit Suisse (USA), Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer Identification No.)
Eleven Madison Avenue, New York, New York	10010
(Address of principal executive office)	(Zip Code)

(212) 325-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit 4.01	Form of Note for the Company’s Reverse Convertible Securities Linked to the Common Stock of Nutri/System, Inc. due April 30, 2007

Exhibit 4.02	Form of Note for the Company’s Reverse Convertible Securities Linked to the Common Stock of Nasdaq Stock Market, Inc. due April 30, 2007

Exhibit 4.03	Form of Note for the Company’s Reverse Convertible Securities Linked to the Common Stock of Hansen Natural Corp. due April 30, 2007

Exhibit 4.04	Form of Note for the Company’s Reverse Convertible Securities Linked to the Common Stock of eBay, Inc. due April 30, 2007

Exhibit 4.05	Form of Note for the Company’s Reverse Convertible Securities Linked to the Common Stock of Bill Barrett Corp. due October 31, 2007

Exhibit 4.06	Form of Note for the Company’s Reverse Convertible Securities Linked to American Depositary Receipts representing Common Stock of Gold Fields Ltd. due October 31, 2007

Exhibit 4.07	Form of Note for the Company’s Reverse Convertible Securities Linked to the Common Stock of Eagle Materials, Inc. due October 31, 2007

Exhibit 4.08	Form of Note for the Company’s Reverse Convertible Securities Linked to the Common Stock of Valero Energy Corporation due October 31, 2007

Exhibit 4.09	Form of Note for the Company’s Reverse Convertible Securities Linked to the Value of a Basket of Equities due October 31, 2007

Exhibit 4.10	Form of Note for the Company’s ProNotes Linked to the Value of a Global Basket of Indices due October 29, 2010

Exhibit 4.11	Form of Note for the Company’s ProNotes Linked to the Value of a Global Basket of Indices due October 29, 2010

Exhibit 4.12	Form of Note for the Company’s Buffered Accelerated Return Equity Securities (BARES) Linked to the Value of a Global Basket of Equity Indices due October 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE (USA), INC.

By:	/s/ Peter Feeney
	Name:	Peter Feeney
	Title:	Treasurer

October 31, 2006